UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                  -------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):      APRIL 20, 2004
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                         DIAMOND OFFSHORE DRILLING, INC.
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               (Exact Name of Registrant as Specified in Charter)



       DELAWARE                      1-13926                   76-0321760
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(State or Other Jurisdiction    (Commission File Number)   (IRS Employer
   of Incorporation)                                       Identification No.)


                               15415 KATY FREEWAY
                              HOUSTON, TEXAS 77094
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              (Address of Principal Executive Offices and Zip Code)



Registrant's telephone number, including area code:           (281) 492-5300
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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          (c)  Exhibits.  The following exhibit is furnished as part of Item 12 of this Current Report on Form 8-K:

         Exhibit number          Description
         --------------          -----------

             99.1                Press release dated April 20, 2004


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
         ---------------------------------------------

         On April 20, 2004, Diamond Offshore Drilling, Inc. issued a press release announcing its financial results for the fiscal quarter ended March 31, 2004. A copy of such press release is furnished herewith as Exhibit 99.1.

         The information furnished in this Current Report on Form 8-K, including
Exhibit 99.1, is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed "filed" with the Securities and Exchange Commission and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DIAMOND OFFSHORE DRILLING, INC.


                                          By: /s/ William C. Long
                                             -----------------------------------
                                              William C. Long
                                              Vice President, General Counsel &
                                              Secretary

Dated:  April 20, 2004

                                  EXHIBIT INDEX


       Exhibit number          Description
       --------------          -----------

           99.1                Press release dated April 20, 2004